Exhibit 99.3 - Joint Filers’ Signatures

WARBURG PINCUS LLC By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Managing Director	Dated: September 10, 2009

WARBURG PINCUS PARTNERS, LLC By: Warburg Pincus & Co., its Managing Member By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Partner	Dated: September 10, 2009

WARBURG PINCUS X, LLC By: Warburg Pincus Partners, LLC, its Sole Member By: Warburg Pincus & Co., its Managing Member By: /s/ Scott A. Arenare Name: Scott A. Arenare Title: Partner	Dated: September 10, 2009

WARBURG PINCUS X, L.P.
            By:  Warburg Pincus X LLC,
                    its General Partner

            By: Warburg Pincus Partners, LLC,
                   its Sole Member

            By: Warburg Pincus & Co.,
                   its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title:  Partner

Dated: September 10, 2009

WARBURG PINCUS PRIVATE EQUITY X, L.P.

By:  Warburg Pincus X L.P.,
        its General Partner

By:  Warburg Pincus X LLC,
        its General Partner

By: Warburg Pincus Partners, LLC,
        its Sole Member

By: Warburg Pincus & Co.,
        its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: September 10, 2009

WARBURG PINCUS X PARTNERS, L.P.

By:  Warburg Pincus X L.P.,
        its General Partner

By:  Warburg Pincus X LLC,
        its General Partner

By: Warburg Pincus Partners, LLC,
        its Sole Member

By: Warburg Pincus & Co.,
        its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: September 10, 2009

WARBURG PINCUS PRIVATE EQUITY VIII, L.P.

By:  Warburg Pincus Partners, LLC,
        its General Partner

        By:  Warburg Pincus & Co.,
                its Managing Member

By: /s/ Scott A. Arenare
Name: Scott A. Arenare
Title: Partner

Dated: September 10, 2009

By: /s/ Scott A. Arenare Name: William H. Janeway By: Scott A. Arenare, Attorney-in-Fact*	Dated: September 10, 2009

By: /s/ Scott A. Arenare Name: Patrick T. Hackett By: Scott A. Arenare, Attorney-in-Fact**	Dated: September 10, 2009

* Power of Attorney given by Mr. Janeway was previously filed with the SEC on May 22, 2008 as an exhibit to a Form 4 filed by Warburg Pincus Private Equity VIII L.P. with respect to Nuance Communications, Inc.

** Power of Attorney given by Mr. Hackett was previously filed with the SEC on July 30, 2009 as an exhibit to a Form 4 filed by Warburg Pincus & Co. with respect to Nuance Communications, Inc.